Supplement dated October 9, 2025

to the Prospectuses for

Commonwealth Annuity Advantage IV

Commonwealth Annuity Preferred Plus

Commonwealth Annuity Horizon

Variable Annuity Contracts

issued by

Commonwealth Annuity and Life Insurance Company (“Company”)

through its

Commonwealth Annuity Separate Account A (“Separate Account”)

This supplement updates the most recent prospectuses for the variable annuity contracts listed above (the “Contracts”). Please read this information carefully and retain it for future reference. All capitalized terms used but not defined herein have the same meanings as in the prospectus.

Notice of Fund Substitution

Effective at the close of business on or about November 21, 2025 (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, the Company and the Separate Account will substitute shares of the Goldman Sachs Technology Opportunities Fund (Class A) (the “Existing Portfolio”) with shares of the Fidelity® VIP Technology Portfolio (Service Class 2) (the “Replacement Portfolio”) under the Contract (the “Substitution”). The Company is substituting the Existing Portfolio in light of the Existing Portfolio’s anticipated reorganization into an exchange-traded fund, as an exchange-traded fund would not be compatible with the Contracts.

On the Substitution Date, any Contract Value allocated to a Subaccount investing in the Existing Portfolio will be automatically transferred to a new Subaccount investing in the Replacement Portfolio. Contract Values will be transferred without charge and without being subject to any limitations on transfers. Effective at the close of business on November 20, 2025, the Existing Portfolio will no longer be available for investment under the Contract.

The Substitution will be effected at the relative net asset value per share of the Existing Portfolio and the Replacement Portfolio. Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Contract will not increase as a result of the Substitution. Your rights and the Company’s obligations under your Contract will not be altered in any way.

Please note the following important information regarding the Substitution:

•	From the date of this Supplement through the Substitution Date, you may transfer any Contract Value allocated to the Subaccount investing in the Existing Portfolio to any investment option available under your Contract free of charge.

•	For 30 days after the Substitution Date, you may transfer any Contract Value allocated to the Subaccount investing in the Replacement Portfolio to any investment option available under your Contract free of charge.

•	Any such free transfer will not count against any restrictions or limits on the number of transfers that may be performed under your Contract (except with respect to restrictions to discourage Disruptive Trading as described in the prospectus).

•	A transfer request may be submitted to the Company in writing by mail to our Service Center at P.O. Box 758557, Topeka, KS 66675-8557, provided by facsimile transmission at 1-781-368-1796, or by calling our Service Center at 1-800-533-7881.

•	In the absence of instructions, the Replacement Portfolio will automatically replace the Existing Portfolio in any standing allocation instructions that you have on file with the Company, as well as any instructions you have on file for Dollar Cost Averaging, Automatic Asset Rebalancing, or a Systematic Withdrawal Plan (which will continue uninterrupted). You may provide the Company with new instructions at any time.

Notice of Fund Addition

Effective at the close of business on November 20, 2025, the Replacement Portfolio will be available for investment under the Contract.

The investment objective of the Replacement Portfolio is capital appreciation. Fidelity Management & Research Company LLC serves as the Replacement Portfolio’s investment adviser. Other Fidelity investment advisers serve as sub-advisers for the Replacement Portfolio. More information about the Replacement Portfolio is available in its summary prospectus, which accompanies this supplement. You may obtain a copy of the Replacement Portfolio’s prospectus or statement of additional information free of charge by contacting the Company.

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If you have any questions regarding this supplement, please call us at 1-800-533-7881.